Exhibit 99.1

5251 Edina Industrial Blvd. Minneapolis, MN 55439 | (952) 405-6216 | www.petvivo.com

PRESS RELEASE:

PetVivo Holdings, Inc. Commences Trading on Upstream Under PETV

PetVivo Dual Lists on Upstream’s Global Securities Trading App

MINNEAPOLIS, March 5, 2024 — PetVivo Holdings, Inc. (NASDAQ: PETV & PETVW) (“PetVivo”) an emerging biomedical device company focused on the commercialization of innovative medical therapeutics for pets announced today that it will become available on March 5, 2024 at 10:00am EST under the ticker symbol “PETV” on Upstream, a MERJ Exchange market and global securities trading app. The dual listing on Upstream works to provide digital-first investors around the world with streamlined access to PetVivo shares using just an app. PetVivo’s free digital collectible NFT commemorating the dual listing is also available for all Upstream participants to claim with the claim code PETV.

Investors outside the U.S. can now deposit or trade PetVivo securities by downloading Upstream from their preferred app store at https://upstream.exchange/, creating an account by tapping sign up, and completing a simple KYC identity verification. Then investors may either deposit their PetVivo shares, or fund their account with credit, debit, PayPal, USD, or USDC to buy PetVivo shares. Note, U.S. persons may not deposit, buy, or sell securities on Upstream. Trading will commence when an existing shareholder places an offer for sale on Upstream establishing the first trade.

Details on the PetVivo listing, detailed deposit and trading instructions, and how to claim the free commemorative NFT can be found at www.petvivo.com. The Upstream market is open 5 days a week 20 hours a day, Monday to Friday: 10:00am to 06:00am UTC+4 (1:00am to 9:00pm EST). Traders on Upstream’s smart-contract powered market will experience real-time trading and settlement, and a transparent orderbook which does not permit common market manipulations.

Existing global (non-U.S.) shareholders may transfer their shares by opening Upstream, tapping Investor, Manage Securities, Deposit Securities, then entering the ticker symbol and the number of shares to deposit, and tapping Submit. Next, shareholders enter the brokerage firm name and brokerage account number and tap Submit. Finally, they tap Add E-Signature, sign their name on the screen using their finger, tap Done, and then tap Sign. Shareholders will receive via email an executed deposit form to submit to their current brokerage firm to initiate a withdrawal to the transfer agent. Shareholders will receive a push notification once the shares are deposited and available for trading on Upstream.

“We are thrilled to dual list on Upstream’s next generation marketplace,” says John Lai, Chief Executive Officer of PetVivo Holdings, Inc. “We are adding new value to our shareholders while expanding our company and mission to a modern, global investor-base.”

About PetVivo Holdings, Inc.

PetVivo Holdings Inc. (NASDAQ: PETV & PETVW) is an emerging biomedical device company currently focused on the manufacturing, commercialization and licensing of innovative medical devices and therapeutics for companion animals. The Company’s strategy is to leverage human therapies for the treatment of companion animals in a capital and time efficient way. A key component of this strategy is the accelerated timeline to revenues for veterinary medical devices, which enter the market much earlier than more stringently regulated pharmaceuticals and biologics.

PetVivo has a robust pipeline of products for the treatment of animals and people. A portfolio of twenty-one patents protects the Company’s biomaterials, products, production processes and methods of use. The Company’s lead product SPRYNG™ with OsteoCushion™ technology, a veterinarian-administered, intra-articular injection for the management of lameness and other joint related afflictions, including osteoarthritis, in cats, dogs and horses, is currently available for commercial sale.

For more information about PetVivo Holdings, Inc. and our revolutionary product, Spryng with OsteoCushion Technology, please contact info1@petvivo.com or visit https://petvivo.com/ or http://www.sprynghealth.com.

CONTACT:

John Lai, CEO

PetVivo Holdings, Inc.

Email: info1@petvivo.com

(952) 405-6216

About Upstream

Upstream, a MERJ Exchange market (https://merj.exchange/), is a global securities trading app. Powered by a proprietary, transparency-first, matching engine, Upstream allows investors outside of the U.S. to trade securities using just an app. For more information, please visit https://upstream.exchange/. Upstream is currently accepting applications to dual list at https://upstream.exchange/getlisted.

Disclaimers

U.S. persons may not deposit, buy, or sell securities on Upstream.

This communication shall not constitute an offer to sell securities or the solicitation of an offer to buy securities in any jurisdiction where such offer or solicitation is not permitted. All orders for sale are non-solicited by Upstream and a user’s decision to trade securities must be based on their own investment judgment.

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Upstream is a MERJ Exchange market. MERJ Exchange is a licensed Securities Exchange, an affiliate of the World Federation of Exchanges, a National Numbering Agency, and a member of ANNA. MERJ is regulated in the Seychelles by the Financial Services Authority, https://fsaseychelles.sc/, an associate member of the International Association of Securities Commissions (IOSCO). MERJ supports global issuers of traditional and digital securities through the entire asset life cycle from issuance to trading, clearing, settlement, and registry. It operates a fair and transparent marketplace in line with international best practices and principles of operations of financial markets. Upstream does not endorse or recommend any public or private securities bought or sold on its app. Upstream does not offer investment advice or recommendations of any kind. All services offered by Upstream are intended for self-directed clients who make their own investment decisions without aid or assistance from Upstream. All customers are subject to the rules and regulations of their jurisdiction. By accessing the site or app, you agree to be bound by its terms of use and privacy policy. Company and security listings on Upstream are only suitable for investors who are familiar with and willing to accept the high risk associated with speculative investments, often in early and development-stage companies. U.S. persons may not deposit, buy, or sell securities on Upstream. There can be no assurance the valuation of any particular company’s securities is accurate or in agreement with the market or industry comparative valuations. Investors must be able to afford market volatility and afford the loss of their investment. Companies listed on Upstream are subject to significant ongoing corporate obligations including, but not limited to disclosure, filings, and notification requirements, as well as compliance with applicable quantitative and qualitative listing standards.

Forward-Looking Statements:

The foregoing material may contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, each as amended. Forward-looking statements include all statements that do not relate solely to historical or current facts, including without limitation the Company’s proposed development and commercial timelines, and can be identified by the use of words such as “may,” “will,” “expect,” “project,” “estimate,” “anticipate,” “plan,” “believe,” “potential,” “should,” “continue” or the negative versions of those words or other comparable words. Forward-looking statements are not guarantees of future actions or performance. These forward-looking statements are based on information currently available to the Company and its current plans or expectations and are subject to a number of uncertainties and risks that could significantly affect current plans. Risks concerning the Company’s business are described in detail in the Company’s Annual Report on Form 10-K for the year ended March 31, 2023 and other periodic and current reports filed with the Securities and Exchange Commission. The Company is under no obligation to, and expressly disclaims any such obligation to, update or alter its forward-looking statements, whether as a result of new information, future events or otherwise.

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